Amendment #7
Dated and Effective: January 1, 2024
To the
SHARED SERVICES AGREEMENT
By and between
FIRST SOUTHERN NATIONAL BANK
And
UTG, INC.
Dated
 January 1, 2017

      Purpose: To amend and replace Item 1-Services of above said agreement in its entirety.

1.
Services. During the term of this Agreement, the parties hereby agree to share personnel and the employee costs of certain groups of employees of both entities.  The initial Shared Services of the two entities shall be as follows:

	FSNB percentage	UTG percentage
Accounting	50%	50%
CLG	*	*
Human Resources	85%	15%
People & Culture	75%	25%
Information Technology	50%	50%
Investments	50%	50%
Leadership	*	*
Marketing	75%	25%
Real Estate	50%	50%
Grounds	50%	50%

*See attached allocations per Exhibit A.

The Shared Services of each entity shall include the base pay, bonuses paid, payroll related taxes and costs of employee benefits provided for each individual covered.

Allocated costs shall first be reduced for reimbursements, if any, received from other entities or third parties.

Additional employees or groups of employees may be added as shared services upon mutual agreement of both parties and attached hereto as an addendum to this Agreement.

Corporate performance-based bonuses or awards are specifically excluded from this formula and sharing arrangement.  Such bonuses or awards shall be borne entirely by the individual entity and determined exclusively by the management of each entity.  Individuals covered under this agreement may receive such corporate performance-based bonuses from either or both entities.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

UTG, INC. FIRST SOUTHERN NATIONAL BANK

By: _/s/Theodore C. Miller______________                        By: _/s/ Tommy Roberts________________
       Theodore C. Miller                Tommy Roberts
        Sr. Vice President                          CEO

Attest: Attest:

__/s/Bradley J. Betack_____________ _/s/Bradley J. Betack__________________
Bradley J. Betack                Bradley J. Betack
Secretary                      Secretary

Shared Services Agreement FSNB/UTG Exhibit A

CLG
Name	FSNB %	UTG %
Joe Hafley	80%	20%
Shay Pendygraft	20%	80%
Leah Baker	20%	80%
Mike Taylor	80%	20%

Leadership
Name	FSNB %	UTG %
Jess Correll	25%	75%
Doug Ditto	25%	75%
Cynthia Woodcock	25%	75%
Daniel Roberts	50%	50%
Candice Brown	50%	50%
Suzanne Short	50%	50%
Sara Downey	50%	50%
Carrie Davis	50%	50%
Christopher Davis	75%	25%
Max Appel	85%	15%
Brad Betack	50%	50%
Julie Cox	50%	50%
Denise Henderson	25%	75%